UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

Applied Optoelectronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13139 Jess Pirtle Blvd.
Sugar Land, Texas 77478

(Address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Trading Name of each exchange on which registered
Common Stock, Par value $0.001	AAOI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Applied Optoelectronics, Inc. (the “Company”) held an Annual Meeting of Stockholders on June 12, 2025 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of the Company’s common stock, $0.001 par value per share, from 80,000,000 to 120,000,000, and the total number of authorized shares of the Company’s capital stock of all classes from 85,000,000 to 125,000,000 (the “Share Increase Amendment”). The Share Increase Amendment was effected pursuant to a Certificate of Amendment of the Certificate of Incorporation (the “Certificate of Amendment”) filed with the Secretary of State of the State of Delaware on June 12, 2025, which became effective upon filing. Following the filing of the Certificate of Amendment, on June 12, 2025, the Company filed a Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware to integrate the Share Increase Amendment and previous amendments to the Certificate of Incorporation into a single document, which became effective upon filing.

The foregoing descriptions are summaries only and are qualified in their entirety by reference to the full text of the Certificate of Amendment and Restated Certificate, copies of which are filed with this Current Report on Form 8-K as Exhibit 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting, holders of an aggregate of 55,321,915 shares of the Company’s common stock at the close of business on April 17, 2025 were entitled to vote at the meeting, of which 34,886,144 or 63.06% of the eligible shares were represented in person or by proxy. The matters voted upon at the Annual Meeting and the final results of those votes were as follows:

Proposal No. 1: Election of three Class III Directors.

	For	Withheld	Broker Non-Votes
Chih-Hsiang (Thompson) Lin	24,352,407	1,090,369	9,443,368
Richard B. Black	22,314,029	3,128,747	9,443,368
Min-Chu (Mike) Chen	23,943,098	1,499,678	9,443,368

Proposal No. 2: To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain
34,723,849	128,716	33,579

Proposal No. 3: To approve on an advisory basis, the compensation of the Company’s named executive officers, or the “say-on-pay” vote.

For	Against	Abstain	Broker Non-Votes
24,717,979	645,465	79,332	9,443,368

Proposal No. 4: To approve the amendment of the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of capital stock and common stock.

For	Against	Abstain
32,969,059	1,874,879	42,206

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Applied Optoelectronics, Inc.
3.2	Restated Certificate of Incorporation of Applied Optoelectronics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2025	APPLIED OPTOELECTRONICS, INC.

	By:	/s/ DAVID C. KUO
	Name:	DAVID C. KUO
	Title:	Senior Vice President and Chief Legal Officer

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